Exhibit 99.4
UNAUDITED DCP MIDSTREAM PARTNERS, LP PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
     The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition of 100% of the Wholesale Propane Logistics Business from Duke Energy Field Services LLC (“DEFS”). We paid aggregate consideration consisting of approximately $67.4 million in cash and the issuance of 200,312 Class C units. DEFS also purchased 4,088 general partner equivalent units for $0.1 million in order to maintain its 2% general partner interest. The pro forma financial statements as of June 30, 2006, and for the six months ended June 30, 2006, and for the years ended December 31, 2005, 2004 and 2003, have been prepared based on certain pro forma adjustments to our historical consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2005, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained in those reports. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.
     The unaudited pro forma condensed consolidated balance sheet as of June 30, 2006, has been prepared as if this transaction had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and 2005, and for the years ended December 31, 2005, 2004 and 2003, have been prepared as if this transaction had occurred on January 1, 2003. Since this is a transaction between entities under common control, the pro forma financial statements are combined on an “as if” pooling basis. Accordingly, the historic cost of the acquired assets and liabilities are carried forward.
     The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.
     The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if we had owned 100% of the Wholesale Propane Logistics Business during the periods presented.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2006
($ in millions)

					DCP
	DCP	The Wholesale			Midstream
	Midstream	Propane	Pro Forma		Partners, LP
	Partners, LP	Business	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$20.3	$—	$(67.4	)(a)	$20.4
			67.4	(b)
			0.1	(c)
Short-term investments	2.8	—	—		2.8
Accounts receivable	35.8	13.5	(13.5	)(d)	35.8
Inventories	—	29.3	—		29.3
Unrealized gains on non-trading derivative and hedging transactions	2.4	0.1	—		2.5
Other	0.1	—	—		0.1

Total current assets	61.4	42.9	(13.4)		90.9
Restricted investments	100.0	—	—		100.0
Property, plant and equipment, net	169.9	15.6	—		185.5
Intangible assets, net	2.1	0.9	—		3.0
Goodwill	—	29.3	—		29.3
Equity method investments	5.4	0.2	—		5.6
Unrealized gains on non-trading derivative and hedging transactions	5.5	—	—		5.5
Other non-current assets	0.8	0.3	—		1.1

Total assets	$345.1	$89.2	$(13.4)		$420.9

LIABILITIES AND PARTNERS’ EQUITY/NET PARENT EQUITY

Current liabilities:
Accounts payable	$29.5	$25.6	$—		$55.1
Unrealized losses on non-trading derivative and hedging transactions	3.4	0.7	—		4.1
Accrued interest payable	0.6	—	—		0.6
Other	6.4	1.9	—		8.3

Total current liabilities	39.9	28.2	—		68.1
Long-term debt	190.0	—	67.4	(b)	257.4
Unrealized losses on non-trading derivative and hedging transactions	7.8	—	—		7.8
Other long-term liabilities	0.8	0.2	—		1.0

Total liabilities	238.5	28.4	67.4		334.3

Commitments and contingent liabilities

Partners’ equity/net parent equity:
Net parent equity	—	60.8	(13.5	)(d)	—
			(47.3	)(a)

Common unitholders	219.3	—	—		219.3
Class C unitholders	—	—	5.7	(e)	(20.1)
			(25.8	)(a)
Subordinated unitholders	(104.3)	—	—		(104.3)
General partner interest	(5.3)	—	0.1	(c)	(5.2)
Accumulated other comprehensive (loss) income	(3.1)	—	—		(3.1)

Total partners’ equity/net parent equity	106.6	60.8	(80.8)		86.6

Total liabilities and partners’ equity/net parent equity	$345.1	$89.2	$(13.4)		$420.9

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
($ in millions)

					DCP
	DCP	The Wholesale			Midstream
	Midstream	Propane	Pro Forma		Partners, LP
	Partners, LP	Business	Adjustments		Pro Forma
Operating revenues:
Sales of natural gas, NGLs and condensate	$201.6	$211.0	$—		$412.6
Transportation and processing services	13.4	—	—		13.4
Losses from non-trading derivative activity	—	(0.5)	—		(0.5)

Total operating revenues	215.0	210.5	—		425.5

Operating costs and expenses:
Purchases of natural gas and NGLs	177.8	202.1	—		379.9
Operating and maintenance expense	7.3	4.2	—		11.5
Depreciation and amortization expense	5.9	0.5	—		6.4
General and administrative expense	7.7	1.6	—		9.3

Total operating costs and expenses	198.7	208.4	—		407.1

Operating income	16.3	2.1	—		18.4
Earnings from equity method investment	0.1	—	—		0.1
Interest income	3.0	—	—		3.0
Interest expense	(5.2)	—	(2.0	)(f)	(7.2)

Net income (loss)	14.2	2.1	(2.0)		14.3
Less:
General partner interest in net income	(0.3)	—	—		(0.3)

Net income allocable to limited partners	$13.9	$2.1	$(2.0)		$14.0

Net income per limited partner unit—basic and diluted	$0.79				$0.79

Weighted average limited partners’ units outstanding—basic and diluted	17.5		0.2		17.7

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
($ in millions)

					DCP
	DCP	The Wholesale			Midstream
	Midstream	Propane	Pro Forma		Partners, LP
	Partners, LP	Business	Adjustments		Pro Forma
Operating revenues:
Sales of natural gas, NGLs and condensate	$762.3	$359.8	$—		$1,122.1
Transportation and processing services	22.9	0.2	—		23.1
Losses from non-trading derivative activity	(0.7)	(0.2)	—		(0.9)

Total operating revenues	784.5	359.8	—		1,144.3

Operating costs and expenses:
Purchases of natural gas and NGLs	709.3	338.0	—		1,047.3
Operating and maintenance expense	14.2	8.2	—		22.4
Depreciation and amortization expense	11.7	1.0	—		12.7
General and administrative expense	11.4	2.8	—		14.2

Total operating costs and expenses	746.6	350.0	—		1,096.6

Operating income	37.9	9.8	—		47.7
Earnings from equity method investment	0.4	—	—		0.4
Interest income	0.5	—	—		0.5
Interest expense	(0.8)	—	(3.9	)(f)	(4.7)
Income tax expense	—	(3.3)	—		(3.3)

Net income (loss)	38.0	6.5	(3.9)		40.6
Less:
Net (income) loss attributable to DCP Midstream Partners Predecessor	(33.3)	(5.7)	3.4		(35.6)
General partner interest in net income	(0.1)	—	—		(0.1)

Net income (loss) allocable to limited partners	$4.6	$0.8	$(0.5)		$4.9

Net income per limited partner unit—basic and diluted	$0.20				$0.20

Weighted average limited partners’ units outstanding—basic and diluted	17.5		0.2		17.7

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
($ in millions)

					DCP
	DCP	The Wholesale			Midstream
	Midstream	Propane	Pro Forma		Partners, LP
	Partners, LP	Business	Adjustments		Pro Forma
Operating revenues:
Sales of natural gas, NGLs and condensate	$489.7	$325.7	$—		$815.4
Transportation and processing services	19.9	0.6	—		20.5
Losses from non-trading derivative activity	(0.1)	(1.8)	—		(1.9)

Total operating revenues	509.5	324.5	—		834.0

Operating costs and expenses:
Purchases of natural gas and NGLs	452.6	308.0	—		760.6
Operating and maintenance expense	13.6	6.2	—		19.8
Depreciation and amortization expense	12.6	2.1	—		14.7
General and administrative expense	6.5	2.2	—		8.7

Total operating costs and expenses	485.3	318.5	—		803.8

Operating income	24.2	6.0	—		30.2
Earnings from equity method investment	0.6	—	—		0.6
Impairment of equity method investment	(4.4)	—	—		(4.4)
Interest expense	—	—	(3.9	)(f)	(3.9)
Income tax expense	—	(2.5)	—		(2.5)

Net income (loss)	20.4	3.5	(3.9)		20.0
Less:
Net (income) loss attributable to DCP Midstream Partners Predecessor	(20.4)	(3.5)	3.9		(20.0)
General partner interest in net income	—	—	—		—

Net income allocable to limited partners	$—	$—	$—		$—

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
($ in millions)

					DCP
	DCP	The Wholesale			Midstream
	Midstream	Propane	Pro Forma		Partners, LP
	Partners, LP	Business	Adjustments		Pro Forma
Operating revenues:
Sales of natural gas, NGLs and condensate	$454.0	$289.8	$—		$743.8
Transportation and processing services	18.6	0.7	—		19.3
Gains from non-trading derivative activity	2.5	0.1	—		2.6

Total operating revenues	475.1	290.6	—		765.7

Operating costs and expenses:
Purchases of natural gas and NGLs	430.6	275.5	—		706.1
Operating and maintenance expense	15.0	3.3	—		18.3
Depreciation and amortization expense	12.8	2.7	—		15.5
General and administrative expense	7.1	2.4	—		9.5

Total operating costs and expenses	465.5	283.9	—		749.4

Operating income	9.6	6.7	—		16.3
Earnings from equity method investment	0.4	—	—		0.4
Interest expense	—	—	(3.9	)(f)	(3.9)
Income tax expense	—	(3.6)	—		(3.6)

Net income (loss)	10.0	3.1	(3.9)		9.2
Less:
Net (income) loss attributable to DCP Midstream Partners Predecessor	(10.0)	(3.1)	3.9		(9.2)
General partner interest in net income	—	—	—		—

Net income allocable to limited partners	$—	$—	$—		$—

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED DCP MIDSTREAM PARTNERS, LP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Basis of Presentation — the Wholesale Propane Logistics Business
     Unless the context clearly indicates otherwise, references in this report to “we,” “our,” “us” or like terms refer to DCP Midstream Partners, LP, or DCP. The historical financial information is derived from our historical consolidated financial statements. The pro forma adjustments have been prepared as if we acquired the interest in the Wholesale Propane Logistics Business on June 30, 2006 for the balance sheet and on January 1, 2003 for the statements of operations. Since this is a transaction between entities under common control, the pro forma financial statements are combined on an “as if” pooling basis. Accordingly, the historic cost of the acquired assets and liabilities are carried forward.
     The pro forma condensed consolidated financial statements reflect the following transactions:
•	the borrowing of $67.4 million under our existing credit facility to finance the acquisition;

•	the acquisition of 100% of the Wholesale Propane Logistics Business from Duke Energy Field Services LLC, or DEFS, and the distribution to DEFS of the aggregate consideration consisting of approximately $67.4 million in cash and the issuance of 200,312 Class C units;

•	the purchase of 4,088 general partner equivalent units for $0.1 million by DEFS in order to maintain its 2% general partner interest;

•	the allocation of adjusted net parent equity in the Wholesale Propane Logistics Business to Class C limited partner equity and general partner equity; and

•	the retention of accounts receivable by DEFS.
     The Class C units have the same liquidation preference, rights to cash distributions and voting rights as the common units. The Class C units will automatically convert to common units once the Class C units represent less than 1% of the total outstanding limited partner units. After two years, if the Class C units are not converted into common units, either automatically or by common unitholder approval, they will receive 115% of the distribution amount for common units.
     As a result of this transaction, DCP’s omnibus services agreement with DEFS increased by $2.0 million annually for incremental general and administrative expenses. Additionally, DCP anticipates paying approximately $3.9 million to complete construction of a propane terminal that was included in this transaction.
Note 2. Pro Forma Adjustments and Assumptions
(a)	Reflects the acquisition from DEFS of 100% of the Wholesale Propane Logistics Business and related distribution to DEFS of the aggregate consideration for the interest in the Wholesale Propane Logistics Business. This acquisition will be recorded at the Wholesale Propane Logistics Business’s historical cost as it is considered a transaction between entities under common control. The consideration was allocated as follows, subject to standard closing conditions ($ in millions):

Cash consideration for operating assets	$57.1
Cash consideration for propane terminal under construction	10.3
Class C units	5.7

Aggregate consideration	73.1
Net assets of the Wholesale Propane Logistics Business	(60.8)
Accounts receivable retained by DEFS	13.5

Net parent equity adjusted for excess consideration	$25.8

The adjusted net parent equity was allocated to the Class C units. The Class C unit value above was based on the average market value of DCP’s common units for the ten days prior to the announcement of this transaction.

(b)	Proceeds of $67.4 million to us from our existing credit facility

NOTES TO UNAUDITED DCP MIDSTREAM PARTNERS, LP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(c)	Sale of 4,088 of our general partner equivalent units to DEFS for $0.1 million in order for DEFS to maintain its 2% general partner interest

(d)	Historical cost of the Wholesale Propane Logistics Business assets that were not acquired by us

(e)	Issuance of 200,312 of our Class C units to DEFS

(f)	Interest expense associated with the incremental debt for the acquisition described in (b) above, at a weighted average annual interest rate of 5.8%. The effect of a 0.125% variance in annual interest rates on pro forma interest expense would have been approximately $0.1 million.
Note 3. Pro Forma Net Income Per Limited Partner Unit
     Our net income is allocated to the general partner and the limited partners, including the holders of the subordinated units, in accordance with their respective ownership percentages, after giving effect to incentive distributions paid to the general partner.
     EITF Issue No. 03-6, “Participating Securities and the Two-Class Method Under FASB Statement No. 128,” or EITF 03-6, addresses the computation of earnings per share by entities that have issued securities other than common stock that contractually entitle the holder to participate in dividends and earnings of the entity when, and if, it declares dividends on its common stock.
     EITF 03-6 requires that securities that meet the definition of a participating security be considered for inclusion in the computation of basic earnings per unit using the two-class method. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.
     EITF 03-6 does not impact our overall net income or other financial results; however, in periods in which aggregate net income exceeds the First Target Distribution level, it will have the impact of reducing net income per limited partner unit. This result occurs as a larger portion of our aggregate earnings, as if distributed, is allocated to the incentive distribution rights of the general partner, even though we make distributions on the basis of available cash and not earnings. In periods in which our aggregate net income per unit does not exceed the First Target Distribution level, EITF 03-6 does not have any impact on our calculation of earnings per limited partner unit. During the year ended December 31, 2005, our aggregate net income per unit exceeded the Second Target Distribution level, and as a result we allocated $1.3 million in additional earnings to the general partner in accordance with EITF 03-6. During the six months ended June 30, 2006, our aggregate net income per unit was less than the First Target Distribution level and EITF 03-6 did not impact earnings per unit.
     Basic and diluted net income per limited partner unit is calculated by dividing limited partners’ interest in pro forma net income, less pro forma general partner incentive distributions under EITF 03-6, by the weighted average number of outstanding limited partner units during the period, assuming each of the following were outstanding since January 1, 2005:
•	10,357,143 common units and 7,142,857 subordinated units issued in connection with our December 2005 initial public offering; and

•	200,312 Class C common units issued in connection with this transaction.
     Basic and diluted pro forma net income per unit is equivalent as there are no dilutive units.